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BlackRock FundsSM BlackRock Aurora Portfolio Investor, Institutional and Class R Shares SUMMARY PROSPECTUS | JANUARY 29, 2010

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class	BlackRock Aurora Portfolio Ticker Symbol

Investor A Shares	SSRAX
Investor B Shares	SSRPX
Investor C Shares	SSRDX
Institutional Shares	SSRCX
Class R Shares	SSRRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Summary Prospectus

Key Facts About BlackRock Aurora Portfolio

Investment Objective

The investment objective of BlackRock Aurora Portfolio (“Aurora Portfolio” or the “Fund”), one portfolio of BlackRock FundsSM (the “Trust”), is to provide high total return, consisting principally of capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Aurora Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details about the Share Classes” section on page 25 herein and in the “Purchase of Shares” section on page II-56 of the Fund’s statement of additional information.

Shareholder Fees	Investor A	Investor B	Investor C	Institutional	Class R
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares

Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)	5.25%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as
percentage of offering price or redemption
proceeds, whichever is lower)	None [1]	4.50%[2]	1.00%[3]	None	None

Redemption Fee (as a percentage of amount
redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a	Investor A	Investor B	Investor C	Institutional	Class R
percentage of the value of your investment)	Shares	Shares	Shares	Shares	Shares

Management Fee	0.85%	0.85%	0.85%	0.85%	0.85%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%

Other Expenses	0.50%	0.71%	0.55%	0.43%	0.51%

Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	1.60%	2.56%	2.40%	1.28%	1.86%

Fee Waivers and/or Expense Reimbursements[4]	(0.12)%	(0.30)%	(0.14)%	(0.20)%	(0.21)%

Total Annual Fund Operating Expenses After Fee
Waivers and/or Expense Reimbursements[4]	1.48%	2.26%	2.26%	1.08%	1.65%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.

[4]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 41-45, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.48% (for Investor A Shares), 2.26% (for Investor B and Investor C Shares), 1.08% (for Institutional Shares) and 1.65% (for Class R Shares) of average daily net assets until February 1, 2011. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares	$668	$ 992	$1,339	$2,316

Investor B Shares	$679	$1,118	$1,534	$2,637

Investor C Shares	$329	$ 735	$1,268	$2,726

Institutional Shares	$110	$ 386	$ 683	$1,528

Class R Shares	$168	$ 564	$ 986	$2,163

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Investor B Shares	$229	$768	$1,334	$2,637

Investor C Shares	$229	$735	$1,268	$2,726

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 289% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal conditions, the Aurora Portfolio invests at least 80% of its total assets in small- and mid-capitalization common or preferred stocks, warrants and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization companies, the Fund takes a value approach, searching for those companies that appear to be trading below their true worth. The Fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The Fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $38.8 million and $4.2 billion as of June 30, 2009, the most recent rebalance date) or a similar index. In the future, the Fund may define small- or mid-capitalization companies using a different index or classification system.

The Fund reserves the right to invest up to 20% of its total assets in other types of securities. These may include other types of stocks, such as large-capitalization stocks and growth stocks, and debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities (“bonds”).

From time to time the Fund may invest without limit in shares of companies through initial public offerings (“IPOs”).

The Fund may invest in real estate investment trusts (“REITs”), which own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties.

The Fund may invest some or all of its assets in high quality money market securities as a temporary defensive strategy or pending investments.

The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The Fund also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. The Fund may invest in emerging growth companies and in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Aurora Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
  High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Investment Style Risk — Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  “New Issues” Risk — “New Issues” are initial public offerings of U.S. equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

  REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Performance Information

The information shows you how performance has varied year by year and provides some indication of the risks of investing in Aurora Portfolio. On January 31, 2005, the Aurora Portfolio reorganized with the State Street Research Aurora Fund (the “SSR Fund”), which had investment goals and strategies substantially similar to the Fund. For periods prior to January 31, 2005, the chart and table show performance information for the SSR Fund. The table compares the Fund’s performance to that of the Russell 2500™ Value Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares1
ANNUAL TOTAL RETURNS
BlackRock Aurora Portfolio
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended December 31, 2001) and the lowest return for a quarter was –25.14% (quarter ended December 31, 2008).

As of 12/31/09
Average Annual Total Returns[1]	1 Year	5 Years	10 Years

BlackRock Aurora Portfolio — Investor A
Return Before Taxes	7.32%	(5.22)%	5.30%
Return After Taxes on Distributions	7.12%	(7.59)%	3.45%
Return After Taxes on Distributions and Sale of Shares	5.00%	(4.12)%	4.53%

BlackRock Aurora Portfolio — Investor B
Return Before Taxes	7.84%	(5.08)%	5.25%

BlackRock Aurora Portfolio — Investor C
Return Before Taxes	11.27%	(4.92)%	5.09%

BlackRock Aurora Portfolio — Institutional
Return Before Taxes	13.70%	(3.84)%	6.26%

BlackRock Aurora Portfolio — Class R
Return Before Taxes	13.00%	(4.35)%	5.68%

Russell 2500™ Value Index
(Reflects no deduction for fees, expenses or taxes)	27.68%	0.84%	8.18%

[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended September 30, 2009 in settlement of litigation.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

Aurora Portfolios’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Anthony Forcione, CFA	2009	Managing Director of BlackRock, Inc.

Kate O’Connor, CFA	2005	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open. You should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Investor A and
	Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares

Minimum Initial	$1,000 for all accounts	Available only through	$2 million for	$100 for all accounts.
Investment	except:	exchanges and dividend	institutions and
	•$250 for certain fee	reinvestments by	individuals.
	based programs.	current holders and for	Institutional Shares are
	•$100 for retirement	purchase by certain	available to clients of
	plans.	qualified employee	registered investment
	•$50, if establishing	benefit plans.	advisors who have
	Automatic Investment		$250,000 invested in
	Plan (“AIP”).		the Fund.

Minimum Additional	$50 for all accounts	N/A.	No subsequent	No subsequent
Investment	except:		minimum.	minimum.
•certain retirement
plans and programs
may have a lower
minimum.

Tax Information

The Fund’s dividends and distributions are subject to Federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT COMPANY ACT FILE # 811-05742 © BlackRock Advisors, LLC SPRO-AUR-0110